NEWS RELEASE

            [LETTERHEAD OF WASHINGTON REAL ESTATE INVESTMENT TRUST]

FOR IMMEDIATE RELEASE                                              July 22, 2002
Page 1 of 5


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                 2nd QUARTER TOTAL FUNDS FROM OPERATIONS UP 1.7%
                 FUNDS FROM OPERATIONS PER SHARE DECREASED 2.0%


Washington Real Estate Investment Trust (WRIT) reported today that Funds From Operations (FFO) increased 1.7% to $18,866,000 for the quarter ended June 30, 2002 from $18,559,000 for the quarter ended June 30, 2001. The following are reported amounts on a per share basis:

                                             Q2 2002       Q2 2001      % Change
                                             -------       -------      --------
Earnings Per Share ("EPS")                    $0.30         $0.33        (9.1%)
Funds from Operations ("FFO") Per Share       $0.48         $0.49        (2.0%)

(Details regarding the above amounts are contained in the following pages. All amounts are fully diluted per share.)

Edmund B. Cronin, Jr., Chairman, President and CEO, stated, "Two of the primary components leading to only a slight increase in total FFO this quarter were caused by current economic conditions limiting net operating income increases and the acquisition of fewer properties than anticipated during the first half of the year. WRIT did acquire The Centre at Hagerstown late in the quarter on June 21, 2002 for $41.7 million. The Centre is a 326,846 square foot, 98% leased power center. Concurrently, as a result of a greater number of average shares outstanding, FFO on a per share basis was $0.01 less. In spite of market conditions, Washington Real Estate Investment Trust is performing well."

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 58 properties consisting of 11 retail centers, 23 office properties, 15 industrial and 9 multifamily properties.

WRIT has achieved 36 consecutive years of increased earnings per share and 29 consecutive years of FFO per share growth. WRIT's dividends have increased every year for 32 consecutive years. During these 32 years, WRIT's dividends have increased 37 times, a record unmatched by any other publicly traded real estate investment trust. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Note: WRIT's press releases and supplemental financial information are available on the company website at www.writ.com or by contacting Investor Relations at 301-984-9400.

Certain statements in this press release and the supplemental disclosures attached hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors included, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather, conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

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FOR IMMEDIATE RELEASE
Page 2 of 5                                                        July 22, 2002

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                    (In thousands, except per share amounts)

                                                                     Three Months Ended June 30,        Six Months Ended June 30,
OPERATING RESULTS                                                       2002             2001            2002              2001
---------------------------------------------------------          ------------     ------------     ------------      ------------
Real estate rental revenue                                         $     37,556     $     37,055     $     75,578      $     72,016
Real estate expenses                                                    (10,803)         (10,661)         (21,325)          (20,742)
                                                                   ------------     ------------     ------------      ------------
                                                                         26,753           26,394           54,253            51,274
Real estate depreciation and amortization                                (7,053)          (6,657)         (14,002)          (12,847)
                                                                   ------------     ------------     ------------      ------------
Income from real estate                                                  19,700           19,737           40,251            38,427

Other income                                                                228              750              375               949
Interest expense                                                         (6,888)          (6,771)         (13,771)          (13,447)
General and administrative                                               (1,227)          (1,567)          (2,470)           (3,238)
                                                                   ------------     ------------     ------------      ------------

Income from continuing operations                                        11,813           12,149           24,385            22,691

Gain from operations of disposed property (including gain
     on disposal of $3,838)                                                   -              245            3,756               430
                                                                   ------------     ------------     ------------      ------------

Net Income                                                               11,813           12,394           28,141            23,121
                                                                   ============     ============     ============      ============
Gain on disposal                                                              -                -           (3,838)                -
Divestiture Sharing Distribution                                              -             (515)               -              (515)
Real estate depreciation and amortization, including
     discontinued operations                                              7,053            6,680           14,014            12,894
                                                                   ------------     ------------     ------------      ------------

Funds From Operations                                                    18,866           18,559           38,317            35,500
                                                                   ============     ============     ============      ============
Accretive:
  Tenant Improvements                                                    (1,280)            (851)          (2,294)           (1,789)
  Leasing Commissions Capitalized                                          (381)            (223)            (664)             (513)
  Major Renovations, Expansions and Development                          (3,090)             (75)          (5,011)             (172)
  Acquisition - Related                                                    (441)            (326)            (838)             (870)
Non-Accretive:
  Recurring Capital Improvements                                         (1,647)          (1,000)          (3,461)           (2,608)
Straight Line Rents, Net of Reserve                                        (487)            (641)          (1,026)           (1,276)
Non Real Estate Depreciation & Amortization                                 488              453            1,003               910
Divestiture Sharing Distribution                                              -              515                -               515
                                                                   ------------     ------------     ------------      ------------

Funds Available for Distribution *                                 $     12,028     $     16,411     $     26,026      $     29,697
                                                                   ============     ============     ============      ============

Per Share Data

Income from continuing operations                    (Basic)       $       0.30     $       0.32     $       0.62      $       0.62
                                                     (Diluted)     $       0.30     $       0.32     $       0.62      $       0.61

Gain from operations of disposed property            (Basic)       $       0.00     $       0.01     $       0.10      $       0.01
                                                     (Diluted)     $       0.00     $       0.01     $       0.10      $       0.01

Net Income                                           (Basic)       $       0.30     $       0.33     $       0.72      $       0.63
                                                     (Diluted)     $       0.30     $       0.33     $       0.72      $       0.62

Funds From Operations                                (Basic)       $       0.48     $       0.49     $       0.98      $       0.97
                                                     (Diluted)     $       0.48     $       0.49     $       0.98      $       0.96

Funds Available for Distribution                     (Basic)       $       0.31     $       0.44     $       0.67      $       0.81
                                                     (Diluted)     $       0.31     $       0.43     $       0.66      $       0.80

Dividends paid                                                     $     0.3525     $     0.3325     $     0.6850      $     0.6450

Weighted average shares outstanding                                  39,055,523       37,667,843       38,977,688        36,727,848
Fully diluted weighted average shares outstanding                    39,348,732       38,071,916       39,236,561        37,118,178

* FAD for the three and six months ended June 30, 2001 was changed to include Acquisition - Related capital improvements in Accretive Capital expenditures.

Washington Real Estate Investment Trust
Q2 2002 Supplemental Disclosures
Page 3 of 5


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                           CONSOLIDATED BALANCE SHEETS
                    (In thousands, except per share amounts)


                                                                  June 30,     December 31,
                                                                    2002          2001
                                                                  ---------    ------------
Assets
    Land                                                          $ 165,863     $ 151,782
    Building                                                        660,314       622,804
                                                                  ---------     ---------
                   Total real estate, at cost                       826,177       774,586
    Accumulated depreciation                                       (133,219)     (122,625)
                                                                  ---------     ---------
                   Total investment in real estate, net             692,958       651,961
    Cash and cash equivalents                                        24,129        26,441
    Rents and other receivables, net of allowance for doubtful
      accounts of $1,870 and $1,993, respectively                    12,481        10,523
    Prepaid expenses and other assets                                16,604        19,010
                                                                  ---------     ---------
                    Total Assets                                  $ 746,172     $ 707,935
                                                                  =========     =========


Liabilities
    Accounts payable and other liabilities                        $  14,522     $  13,239
    Advance rents                                                     3,006         3,604
    Tenant security deposits                                          6,302         6,148
    Mortgage notes payable                                           94,159        94,726
    Line of credit payable                                           32,000             -
    Notes payable                                                   265,000       265,000
                                                                  ---------     ---------
                    Total Liabilities                               414,989       382,717
                                                                  ---------     ---------

Minority interest                                                     1,542         1,611
                                                                  ---------     ---------

Shareholders' Equity
    Shares of beneficial interest, $.01 par value; 100,000
     shares authorized: 39,114 and 38,829 shares issued
     and outstanding, respectively                                      391           388
    Additional paid-in capital                                      327,893       323,257
    Retained earnings (deficit)                                       1,357           (38)
                                                                  ---------     ---------
                    Total Shareholders' Equity                      329,641       323,607
                                                                  ---------     ---------
                    Total Liabilities and Shareholders' Equity    $ 746,172     $ 707,935
                                                                  =========     =========

Debt Information as of 6/30/02
------------------------------

Debt to total Market Capitalization         25.7%
Earnings to Fixed Charges                   3.59
Debt Service Coverage Ratio                 3.59

Washington Real Estate Investment Trust
Q2 2002 Supplemental Disclosures
Page 4 of 5


Core Portfolio & Overall Occupancy Levels by Sector


                               Core Portfolio          All Properties
                               --------------          --------------
                            2nd QTR     2nd QTR     2nd QTR     2nd QTR
Sector                        2002        2001        2002        2001
                              ----        ----        ----        ----

Multifamily                     95.3%       94.6%       95.3%       94.6%
Office Buildings                88.6%       98.3%       89.3%       98.2%
Retail Centers                  94.8%       95.1%       94.9%       95.1%
Industrial/Flex Centers         92.1%       99.0%       93.2%       99.1%
                                ----        ----        ----        ----

Overall Portfolio               91.3%       97.2%       91.7%       97.2%



Acquisitions

On June 21, 2002 WRIT acquired the Centre at Hagerstown, a power center in Hagerstown, MD for $41.7 million. The Centre at Hagerstown contains 326,846 rentable square feet and is 98% leased. The Centre is anchored by national retailers Borders Books Music & Cafe, Marshalls, A.C. Moore, Office Max, Bed Bath & Beyond, Petsmart, Circuit City and Dick's Sporting Goods. Wal-Mart and Home Depot are also major anchors at the Centre, but each own its own building and are not included in the WRIT transaction.

REIT Industry Issues

In light of recent issues raised in the REIT industry, WRIT makes the following disclosures:

1. WRIT has only nominal non-income producing land held for development and no speculative construction in process.
2. WRIT has no capital investments in technology ventures or companies, nor any other off balance sheet activities.

Washington Real Estate Investment Trust
Q2 2002 Supplemental Disclosures
Page 5 of 5

Conference Call Information

WRIT will conduct a Conference Call to discuss 2nd Quarter Earnings on Tuesday, July 23, 2002 at 11:00 AM, Eastern Time. Conference call access information is as follows:

USA Toll Free Number:          888-810-3138
International Toll Number:     630-395-0034

Pass Code:                     Washington REIT
Leader:                        Sara Grootwassink

The replay of the Conference Call will be available for two weeks, commencing one hour after the Conference Call and concluding on August 6, 2002 at 5:00 PM Eastern Time. Instant Replay access information is as follows:

USA Toll Free Number:          800-778-9714
International Toll Number:     402-220-2072

The live on-demand webcast of the Conference Call will also be available on WRIT's website at www.writ.com. The on-line playback of the webcast will be available at www.writ.com for 30 days following the Conference Call.